Exhibit 10.13

SECOND AMENDMENT TO

LOAN AGREEMENT

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made as of April 29, 2022 by and among ALTITUDE INTERNATIONAL HOLDINGS, INC., a New York corporation (“Altitude”), and TRIDENT WATER, LLC, a Florida limited liability company (“Trident”; Trident and Altitude, each, a “Borrower” and, together, “Borrowers”); each of the Guarantors identified on the signature pages hereto (each, a “Guarantor” and, collectively, the “Guarantors”); FVP SERVICING, LLC, a Delaware limited liability company, in its capacity as administrative agent for the Lenders (“Administrative Agent”); and the Lenders identified on the signature pages hereto (each, a “Lender” and, collectively, “Lenders”).

RECITALS

A. Borrowers, Guarantors, Administrative Agent and the Lenders have entered into that certain Loan Agreement dated as of December 20, 2021 (as the same may be amended, modified, restated, supplemented, extended or renewed from time to time, the “Loan Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Loan Agreement.

B. Borrowers have requested that the Lenders increase the amount of the Loan pursuant to an incremental Advance in the amount of $2,650,000.00, and to further amend and modify the Loan Agreement as set forth herein, and the Lenders have agreed to do so, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, it is hereby agreed as follows:

1. The above recitals are hereby incorporated into this Amendment.

2. The Loan Agreement is hereby amended and modified as follows:

(a) The following new definition is hereby added to Section 1.1 of the Loan Agreement, in the appropriate alphabetical order:

“Second Incremental Advance Funding Date” means April 29, 2022.

(b) The following definitions, as they appear in Section 1.1 of the Loan Agreement, are hereby amended and restated, in its entirety, as follows:

“Net Proceeds” means, in respect of (a) any incurrence of Debt (other than the Loan or Permitted Debt) by any Borrower or any of their respective Subsidiaries, (b) any casualty or condemnation event involving Property of any Borrower or any of their respective Subsidiaries (excluding any such event for which such Borrower or Subsidiary receives net insurance proceeds of less than $5,000), (c) any sale or assignment involving Property of any Borrower or any Subsidiary, or (d) any issuance of equity securities by Borrower following the Second Incremental Advance Funding Date in an aggregate amount in excess of $10,000,000 (excluding any such issuance in favor of the Lenders), in each case, all cash proceeds (including cash proceeds as and when received in respect of non-cash proceeds received or receivable in connection with such occurrence), net of reasonable and customary out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of a Loan Party.

“Payment Date” means (a) for the period commencing on the Closing Date and continuing through and including the month of April, 2022, the fifteenth (15th) day of each calendar month, and (b) from and after the Second Incremental Advance Funding Date, the first (1st) day of each calendar month commencing with June 1, 2022; provided, however, if such day is not a Business Day, such Payment Date shall be deemed to be the next succeeding Business Day.

“Scheduled Maturity Date” means the one (1) year anniversary of the Second Incremental Advance Funding Date.

“Subsidiary” means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by any Borrower; provided, however, that in no event shall any special purpose entity established by a Borrower and for which all liabilities thereof are non-recourse to Borrower constitute a “Subsidiary” for purposes hereof or of the other Loan Documents.

(c) Section 2.1(a) of the Loan Agreement is hereby amended and restated, in its entirety, as follows:

(a) Subject to the terms and conditions of this Agreement, Lenders shall Advance the proceeds of the Loan to Borrowers in the aggregate original principal amount of $3,250,000.00. The Loan shall be disbursed as follows: (i) a single Advance in the original principal amount of $500,000.00 on the Closing Date (the “Closing Date Advance”), (ii) a single Advance in the original principal amount of $100,000.00 on the Incremental Advance Funding Date (the “Incremental Advance,” and together with the Closing Date Advance, the “Original Advances”), and (iii) a single Advance in the original principal amount of $2,650,000.00 on the Second Incremental Advance Closing Date (the “Second Incremental Advance”). Upon the funding of such Advances, the Commitment of each Lender with respect to the Loan hereunder shall be terminated, and no further Advances in respect of the Loan shall be permitted. Principal amounts repaid or prepaid in respect of the Loan will not be available for reborrowing hereunder. The Loan shall bear interest from and after the Closing Date (on the principal amount advanced hereunder) at the applicable rate provided in the provisions of Section 2.4 hereof.

(d) Section 2.2(a) of the Loan Agreement is hereby amended and restated, in its entirety, as follows:

(a) Payment of Principal and Interest. On each Payment Date, Borrower shall make monthly payments to Administrative Agent, for the account of the Lenders, with respect to the Loan, equal to all accrued, unpaid interest on the outstanding principal amount of the Loan. Administrative Agent’s calculation of the principal, interest and other amounts from time to time payable hereunder shall be conclusive and binding absent manifest error. Payments of all remaining outstanding principal and accrued, unpaid interest on the Loan, together with all other fees, costs, expenses and other Obligations then outstanding, shall be due and payable by Borrower to the Administrative Agent, for the account of the Lenders, on the Maturity Date.

(e) Section 2.4(a) of the Loan Agreement is hereby amended and restated, in its entirety, as follows:

(a) The unpaid principal amount of the Loan shall, subject to this Section 2.4, bear interest at the rate of eight percent (8.00%) per annum (the “Interest Rate”). Interest shall be computed on the basis of a 360-day year for the actual number of days in the interest period. Upon any Default, the Interest Rate shall increase from the date of such Default to a rate equal to the Default Rate. For the avoidance of doubt, all payments of interest on the Loan outstanding under this Agreement on each Payment Date shall be made in accordance with Section 2.2 hereof.

(f) Schedule I of the Loan Agreement is hereby amended by replacing the amount “600,000.00”, with the amount “$3,250,000.00”.

3. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Administrative Agent, on behalf of the Lenders, shall disburse the proceeds of the Second Incremental Advance in respect of the Loan on the Second Incremental Advance Funding Date, in the original principal amount of $2,650,000.00, in accordance with the flow of funds memorandum attached hereto as Schedule I. Proceeds of such Advance shall be applied solely for purposes set forth in the flow of funds memorandum attached hereto as Schedule I and for general corporate and/or working capital purposes of Borrowers.

4. This Amendment and the agreements of Administrative Agent and the Lenders hereunder are subject to (and shall be effective only upon) the satisfaction of the following conditions precedent, in each case, as determined by Administrative Agent in its sole and absolute discretion:

(a) Administrative Agent shall have received this Amendment, duly executed on behalf of Borrowers and Guarantors;

(b) Administrative Agent shall have received an amended and restated Note reflecting the increased Loan Amount, duly executed on behalf of Borrowers, in the form attached hereto as Exhibit A;

(c) Borrowers shall have paid to Administrative Agent, for the account of the Lenders, an additional installment in respect of the Commitment Fee for the Second Incremental Advance funded on the Incremental Advance Funding Date, in the amount of $227,500 (the “Second Incremental Advance Commitment Fee”), which Second Incremental Advance Commitment Fee shall be fully earned and non-refundable as of the Second Incremental Advance Funding Date;

(d) Borrowers shall have delivered to each Lender 16,363,636 shares of Altitude common stock as an additional Commitment Fee for the Second Incremental Advance and such additional Commitment Fee shall be fully earned and non-refundable as of the Second Incremental Advance Funding Date;

(e) Borrowers shall have paid all out-of-pocket costs and expenses incurred by Administrative Agent and each Lender in connection with this Amendment and the transactions contemplated hereby, including attorneys’ fees; and

(f) Administrative Agent shall have received such additional documents, instruments and agreements as Administrative Agent may require in connection with the execution and delivery of this Amendment and the transactions contemplated hereby.

5. From and after the Effective Date (a) references in the Loan Agreement to “this Agreement,” “hereof,” “hereunder” or terms of like import referring to the Loan Agreement shall mean the Loan Agreement, as amended by this Amendment, and (b) this Amendment shall constitute a Loan Document.

6. Each Borrower and Guarantor hereby (a) represents and warrants that all of the representations and warranties of Borrowers and Guarantors contained in the Loan Agreement and the other Loan Documents are true and correct as of the date hereof and no Event of Default has occurred and is continuing, and (b) acknowledges and agrees that the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms (except as specifically amended by this Amendment) and are hereby ratified and confirmed in all respects and, without limitation of the foregoing, all Liens of the Administrative Agent in and to the Collateral shall continue to secure the payment and performance of the Obligations and are hereby ratified and confirmed. All other terms and conditions of the Loan Agreement and the other Loan Documents not specifically amended by this Amendment shall remain in full force and effect and are hereby ratified and confirmed by the Administrative Agent, the Lenders, Borrowers and Guarantors.

7. This Amendment may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.

8. This Amendment shall be binding upon and inure to the benefit of Administrative Agent, the Lenders, Borrowers, Guarantors and their respective successors and assigns.

9. If any provision or application of this Amendment is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect and this Amendment shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

10. This Amendment can be waived, modified, amended, terminated or discharged only explicitly in a writing signed by Administrative Agent, the Lenders and Borrowers.

11. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12. BORROWERS, GUARANTORS, ADMINISTRATIVE AGENT AND THE LENDERS EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.

[REMAINDER OF PAGE INTENTIONALLY BLANK; EXECUTION PAGE FOLLOWS.]

IN WITNESS WHEREOF, the parties by their duly authorized officers have executed this Amendment as of the date and year first above written.

BORROWERS:

ALTITUDE INTERNATIONAL HOLDINGS, INC.,
a New York corporation

By:
Name:	Gregory C. Breunich
Title:	CEO

TRIDENT WATER, llc,
a Florida limited liability company

By:
Name:	Gregory C. Breunich
Title:	Authorized Signatory

GUARANTORS:

ALTITUDE SPORTS MANAGEMENT CORP.,
a Wisconsin corporation

By:
Name:	Gregory C. Breunich
Title:	Authorized Signatory

BREUNICH HOLDINGS, INC.,
a Delaware corporation

By:
Name:	Gregory C. Breunich
Title:	Authorized Signatory

CMA SOCCER LLC,
a Florida limited liability company

By:
Name:	Gregory C. Breunich
Title:	Authorized Signatory

[EXECUTION PAGE TO SECOND AMENDMENT TO LOAN AGREEMENT]

ITA-USA ENTERPRISE LLC,
a Florida limited liability company

By:
Name:	Gregory C. Breunich
Title:	Authorized Signatory

NORTH MIAMI BEACH ACADEMY LLC,
a Florida limited liability company

By:
Name:	Gregory C. Breunich
Title:	Authorized Signatory

NVL VOLLEYBALL ACADEMY LLC,
a Florida limited liability company

By:
Name:	Gregory C. Breunich
Title:	Authorized Signatory

SIX LOG CLEANING AND SANITIZING LLC,
a Florida limited liability company

By:
Name:	Gregory C. Breunich
Title:	Authorized Signatory

ALTITUDE WELLNESS LLC,
a Florida limited liability company

By:
Name:	Gregory C. Breunich
Title:	Authorized Signatory

[EXECUTION PAGE TO SECOND AMENDMENT TO LOAN AGREEMENT]

ADMINISTRATIVE AGENT:

FVP SERVICING, LLC

By:
Name:	Keith Lee
Title:	Manager

LENDERS:

FVP OPPORTUNITY FUND III, L.P.

By:	FVP Fund III GP, LLC,
its General Partner

By:
Name:	Keith Lee
Title:	Manager

EXECUTION PAGE TO SECOND AMENDMENT TO LOAN AGREEMENT]

EXHIBIT A

NOTE

[see attached]

AMENDED AND RESTATED NOTE

$3,250,000.00	April 29, 2022

FOR VALUE RECEIVED, ALTITUDE INTERNATIONAL HOLDINGS, INC., a New York corporation (“Borrower”), hereby promises to pay to the order of FVP SERVICING, LLC, a Delaware limited liability company, as administrative agent (“Administrative Agent”), for the benefit of FVP OPPORTUNITY FUND III, LP, a Delaware limited partnership (the “Noteholder”), the principal amount of THREE MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($3,250,000.00) held by Noteholder, in accordance with the provisions of that certain Loan Agreement dated as of December 20, 2021, by and among Borrower, the Noteholder, the other Lenders party thereto, Administrative Agent and the other Loan Parties party thereto (the “Loan Agreement”). Capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

Borrowers promise to pay interest on the unpaid principal amount of this Amended and Restated Note (this “Note”) at such interest rates and at such times as provided in the Loan Agreement. All payments of principal and interest shall be made to Administrative Agent, for the benefit Noteholder, in immediately available funds by wire, checks or money orders made payable to Administrative Agent in accordance with Section 2.2 of the Loan Agreement. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest at a rate, to be paid as set forth in the Loan Agreement.

This Note is entitled to the benefits of the Loan Agreement and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Loan Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as and to the extent provided in the Loan Agreement. Administrative Agent may attach schedules to this Note and endorse thereon the date, amount and maturity of its Advances under the Loan Agreement and payments with respect thereto.

Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Note amends and restates, in its entirety, that certain Amended and Restated Note dated February 8, 2022 by Borrower and Trident Water, LLC in favor of Administrative Agent, for the benefit of the Noteholder, in the original principal amount of $600,000.00 (the “Original Note”); provided however, that this Note shall not constitute a novation of the indebtedness and obligations under the Original Note, all of which remain outstanding and shall be governed by the terms of this Note and the Loan Agreement.

[Execution Page Follows]

IN WITNESS WHEREOF, Borrower has caused this Amended and Restated Note to be executed and delivered and it is effective as of the date first written above.

ALTITUDE INTERNATIONAL HOLDINGS, INC.,
a New York corporation

By:
Name:	Gregory C. Breunich
Title:	CEO

[EXECUTION PAGE OF AMENDED AND RESTATED NOTE]

SCHEDULE I

FLOW OF FUNDS MEMORANDUM

Source of Funds:		Amount
Loan Proceeds		$2,650,000.00
Use of Funds	Amount	Payee/Wire Transfer Instructions
To Borrower for working capital purposes	$2,417,275.00	Borrower Institution: Bank of America Address: 3321 NW Federal Highway, Jensen Beach, FL 34957 Account #: 898132888551 ABA Routing #: 026009593

Commitment Fee to Lenders	$227,500.00	To be withheld by Administrative Agent from Loan proceeds and applied to payment.

Attorneys’ Fees of Administrative Agent and Lenders	$5,225.00	Kutak Rock LLP Bank Name: First National Bank of Omaha Bank Address: 1620 Dodge Street, Omaha, Nebraska Account Name: Kutak Rock LLP ABA Routing #: 104000016 Account #: 24-690470 Reference: 1700101-59